Exhibit 99.2

AMERICOLD REALTY TRUST ANNOUNCES FORWARD COMMON SHARE OFFERING

October 13, 2020

ATLANTA, Georgia (October 13, 2020) – Americold Realty Trust (NYSE: COLD) (the “Company” or “Americold”) announced today that it has commenced an underwritten registered public offering of 29,000,000 common shares in connection with the forward sale agreements described below. The underwriters are expected to be granted a 30-day option to purchase up to an additional 4,350,000 common shares.

Citigroup Global Markets Inc., BofA Securities, Inc. and Goldman Sachs & Co. LLC are acting as the joint book-running managers and representatives of the underwriters for the offering.

The Company expects to enter into separate forward sale agreements with Citigroup Global Markets Inc., BofA Securities, Inc. and Goldman Sachs & Co. LLC or their respective affiliates (the “forward purchasers”) with respect to a total of 29,000,000 common shares. If the underwriters exercise their option to purchase additional common shares, the Company expects to enter into additional separate forward sale agreements on substantially the same terms with each of the forward purchasers for a total number of common shares equal to the number of common shares the underwriters elect to purchase in their option exercise. In connection with the forward sale agreements, the forward purchasers are expected to borrow and sell to the underwriters an aggregate of 29,000,000 common shares (or an aggregate of 33,350,000 common shares if the underwriters exercise their option to purchase additional common shares in full) that will be delivered in the offering.

Subject to its right to elect cash or net share settlement subject to certain conditions, the Company intends to deliver, upon settlement of the forward sale agreements on one or more dates specified by the Company, which are expected to occur no later than approximately 12 months following the date of the prospectus supplement relating to the offering (unless extended), an aggregate of 29,000,000 common shares to the forward purchasers in exchange for cash proceeds per common share equal to the applicable forward sale price, which will be the public offering price, less the underwriting discount, and will be subject to certain adjustments as provided in each such forward sale agreement.

If a forward purchaser or its affiliate does not sell all the common shares to be sold by it to the underwriters in the offering, the Company will issue and sell directly to the underwriters a number of common shares equal to the number of common shares that such forward purchaser (or its affiliate) does not sell, and the number of common shares underlying the relevant forward sale agreement will be decreased in respect of the number of common shares that the Company issues and sells.

The Company will not initially receive any proceeds from the sale of its common shares by the forward purchasers. The Company expects to use the net proceeds, if any, it receives upon the settlement of the forward agreements (and from the sale of common shares that it may sell to the underwriters in lieu of the forward purchasers (or their respective affiliates) selling common shares to the underwriters), together with proceeds from its debt private placement (if completed), the issuance of 14,166,667 common shares in a private placement with the sellers in connection with the Agro Merchants Acquisition (as defined below) and, if necessary, cash on hand, to fund the previously announced acquisition of certain subsidiaries of Agro Merchants Group that collectively operate the business of Agro Merchants Group (the “Agro Merchants Acquisition”). Any remaining proceeds are expected to be used for the funding of other development, expansion and acquisition opportunities. In the event the Agro Merchants Acquisition is not completed, the Company intends to use the net proceeds it receives for general business purposes, including repayment of outstanding indebtedness and the funding of other development, expansion and acquisition opportunities.

The offering of the common shares is being made pursuant to an effective shelf registration statement. The offering will be made only by means of a prospectus and a related prospectus supplement, a copy of which may be obtained from:

Citigroup Global Markets Inc.,

c/o Broadridge Financial Solutions,

1155 Long Island Avenue,

Edgewood, NY 11717

(Tel: 800-831-9146 or email

to: Prospectus@citi.com);

BofA Securities, Inc.

NC1-004-03-43

200 North College Street, 3rd Floor

Charlotte, NC 28255-0001

Attn: Prospectus Department

Email: dg.prospectus_requests@baml.com

Goldman Sachs & Co. LLC

Attn: Prospectus Department

200 West Street

New York, NY 10282

Telephone: 866-471-2526

Facsimile: 212-902-9316

Email: prospectus-ny@ny.email.gs.com

A copy of the prospectus and related prospectus supplement may also be obtained free of charge from the Securities and Exchange Commission’s web site at www.sec.gov.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

This press release contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are based on the Company’s beliefs, assumptions and expectations of its future financial and operating performance and growth plans, taking into account the information currently available to the Company. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause the Company’s actual results to differ materially from the expectations of future results the Company expresses or implies in any forward-looking statements, and the Company should not place undue reliance on such statements. Factors that could contribute to these differences include, but are not limited to, risks related to the closing of the Agro Merchants Acquisition and the integration of the acquired business into the Company’s business and risks related to the addition of European operations and properties, as well as risks related to the method of settlement of the Company’s forward sale agreements and the form and amount of proceeds of such settlement.

Words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives,” “intends,” “may,” “opportunity,” “plans,” “potential,” “near-term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions are intended to identify such forward-looking statements. The Company qualifies any forward-looking statements entirely by these cautionary factors. Other risks, uncertainties and factors, including those discussed under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2019 and the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2020, could cause the Company’s actual results to differ materially from those projected in any forward-looking statements the Company makes. The Company assumes no obligation to update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

About Americold Realty Trust

Americold is the world’s largest publicly traded REIT focused on the ownership, operation, acquisition and development of temperature-controlled warehouses. Based in Atlanta, Georgia, Americold owns and operates 183 temperature-controlled warehouses, with over 1 billion refrigerated cubic feet of storage, in the United States, Australia, New Zealand, Canada, and Argentina as of June 30, 2020. Americold’s facilities are an integral component of the supply chain connecting food producers, processors, distributors and retailers to consumers.

Americold Realty Trust

Investor Relations

Telephone: 678-459-1959

Email: investor.relations@americold.com

Release Date: 10/13/2020